UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2008

INFOSEARCH MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-97385	90-0002618
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6041 Bristol Parkway Culver City, CA	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 437-7380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c));

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2008,  Maureen Atencio, Controller, and Interim Chief Financial Officer, of Infosearch Media, Inc., a Delaware corporation (the “Company” or “Registrant”), informed the Company that she was resigning her position for personal reasons, to pursue other opportunities and will remain available to consult on strategic matters on an as needed basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSEARCH MEDIA, INC.

Dated: December 12, 2008	By:	/s/ Maureen Atencio
Name: Maureen Atencio Title: Interim Chief Financial Officer